UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	September 19, 2014

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 101 Ash Street San Diego, California 92101 (619) 696-2000	33-0732627

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY (A California Corporation) 8326 Century Park Court San Diego, California 92123 (619) 696-2000	95-1184800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 8.01.  Other Events

On September 19, 2014, San Diego Gas & Electric Company, Southern California Edison Company, The Utility Reform Network, the California Public Utilities Commission (CPUC) Office of Ratepayer Advocates, Friends of the Earth and the Coalition of California Utility Employees (collectively, the “Settling Parties”) filed a Joint Response (“Joint Response”) to the Assigned Commissioner and Administrative Judges’ Ruling (“ACR”) on the proposed Settlement Agreement filed with the CPUC on April 3, 2014, in the San Onofre Nuclear Generating Station Units 2 and 3 Order Instituting Investigation proceeding (“OII”). The ACR, which was issued on September 5, 2014, requested modifications and clarifications to the Settlement Agreement and requested that any comments by the Settling Parties on the proposed modifications in the ACR be filed with the CPUC within fourteen days of the ACR, or no later than September 19, 2014. While the Settling Parties continue to believe that the Settlement Agreement meets the CPUC criteria for approval of settlements, the Joint Response advises the CPUC that the Settling Parties accept all of the modifications and clarifications to the Settlement Agreement as prescribed in the ACR. The Settling Parties anticipate submitting an amendment to the Settlement Agreement to the CPUC on or before September 24, 2014 and have requested that the CPUC promptly approve the amended Settlement Agreement after submittal. The foregoing summary is qualified in its entirety by reference to the complete text of the Joint Response, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

We make statements in this report that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are necessarily based upon assumptions with respect to the future, involve risks and uncertainties, and are not guarantees of performance. These forward-looking statements represent our estimates and assumptions only as of the filing date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

In this report, when we use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “intends,” “depends,” “should,” “could,” “would,” “will,” “may,” “potential,” “target,” “pursue,” “goals,” “outlook,” “maintain,” or similar expressions, or when we discuss our guidance, strategy, plans, goals, opportunities, projections, initiatives, objectives or intentions, we are making forward-looking statements.

Factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include

▪

local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments;

▪

actions and the timing of actions, including issuances of permits to construct and licenses for operation, by the California Public Utilities Commission, California State Legislature, U.S. Department of Energy, Federal Energy Regulatory Commission, Nuclear Regulatory Commission, Atomic Safety and Licensing Board, California Energy Commission, U.S. Environmental Protection Agency, California Air Resources Board, and other regulatory, governmental and environmental bodies in the United States and other countries in which we operate;

▪

capital markets conditions, including the availability of credit and the liquidity of our investments;

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the timing and success of business development efforts and construction, maintenance and capital projects, including risks in obtaining permits, licenses, certificates and other authorizations on a timely basis and risks in obtaining adequate and competitive financing for such projects;

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delays in the timing of costs incurred and the timing of the regulatory agency authorization to recover such costs in rates from customers;

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inflation, interest and exchange rates;

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the impact of benchmark interest rates, generally Moody’s A-rated utility bond yields, on our California Utilities’ cost of capital;

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energy markets, including the timing and extent of changes and volatility in commodity prices;

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the availability of electric power, natural gas and liquefied natural gas, including disruptions caused by failures in the North American transmission grid, pipeline explosions and equipment failures and the decommissioning of San Onofre Nuclear Generating Station;

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weather conditions, natural disasters, catastrophic accidents, and conservation efforts;

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risks inherent with nuclear power facilities and radioactive materials storage, including the catastrophic release of such materials, the disallowance of the recovery of the investment in, or operating costs of, the nuclear facility due to an extended outage and facility closure, and increased regulatory oversight;

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risks posed by decisions and actions of third parties who control the operations of investments in which we do not have a controlling interest;

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wars, terrorist attacks that threaten system operations and critical infrastructure, and cybersecurity threats to the energy grid and the confidentiality of our proprietary information and the personal information of our customers;

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business, regulatory, environmental and legal decisions and requirements;

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expropriation of assets by foreign governments and title and other property disputes;

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the impact on reliability of San Diego Gas & Electric Company’s (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources;

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the impact on competitive customer rates of the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E’s electric transmission and distribution system;

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the inability or determination not to enter into long-term supply and sales agreements or long-term firm capacity agreements;

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the resolution of litigation; and

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other uncertainties, all of which are difficult to predict and many of which are beyond our control.

We caution you not to rely unduly on any forward-looking statements. You should review and consider carefully the risks, uncertainties and other factors that affect our business as described in this report and other reports that we file with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits

(d)

Exhibits

99.1  The September 19, 2014 Joint Response to the Assigned Commissioner and Administrative Law Judges’ Ruling on the proposed Settlement Agreement filed with the California Public Utilities Commission on April 3, 2014, in the San Onofre Nuclear Generating Station Units 2 and 3 Order Instituting Investigation proceeding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: September 19, 2014	By: /s/ Trevor I. Mihalik
Trevor I. Mihalik Senior Vice President, Controller and Chief Accounting Officer

SAN DIEGO GAS & ELECTRIC COMPANY
(Registrant)

Date: September 19, 2014	By: /s/ Robert Schlax
Robert Schlax Vice President, Controller and Chief Financial Officer